THE  SECURITIES  REPRESENTED  BY THIS  NOTE HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR
SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                           CONVERTIBLE PROMISSORY NOTE

U. S. $  100,000.00                                            DATE:  11-9, 1999



         PROFORMANCE RESEARCH ORGANIZATION, INC., a Delaware corporation (the "COMPANY"), is indebted and, for value received, promises to pay to the order of JOHN C. WEINER (the "HOLDER") six (6) months from the date hereof (the "MATURITY DATE"), (unless this Note shall have been sooner converted as herein provided), upon presentation of this Note, ONE HUNDRED THOUSAND DOLLARS, ($100,000.00) (the "PRINCIPAL AMOUNT") and to pay interest on the Principal Amount at the rate of EIGHT PERCENT (8%) per annum as provided herein.

         The Company and Holder agree as follows:

         1. INTEREST. Interest shall accrue on the Principal Amount at the rate indicated above and shall be payable until the Principal Amount is paid in full. All accrued and unpaid interest shall be payable on the Maturity Date. All payments of principal and interest shall be made at Holder's address shown below, or at such other place as may be designated by the Holder hereof.

         2. PREPAYMENT. The Company may pay this Note at any time prior to the Maturity Date without penalty by paying the Holder the Principal Amount and Interest accrued to the date of payment.

         3. CONVERSION. The Principal Amount of this Note shall be converted into Forty Thousand (40,000) shares, at a price of $2.50 per share, of the Company's Common Stock (to be registered for trade) upon the declaration of effectiveness of a registration statement under the Securities Act of 1933 covering such shares. Upon such conversion, the Principal Amount of this Note shall be deemed to be paid in full. The Company shall pay all documentary, stamp or other transactional taxes and charges attributable to the issuance or delivery of shares of stock of the Company upon conversion; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the record Holder of this Note. The Company shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Note.

                  3.1 CONVERSION OF UNPAID, ACCRUED INTEREST. In addition to converting the Principal Amount as set forth in section 3 above, Holder also agrees to convert any unpaid accrued interest on the Principal Amount, Holder shall convert any and all unpaid, accrued interest into Common Stock of the Company, at the rate of $2.50 per share. For purposes of calculating the number of Shares convertible hereunder, the number of shares shall be adjusted to the nearest whole share (with one-half share rounded up to the next whole share).

         4. DEFAULT. Upon the occurrence of the nonpayment by the Company when due of principal and interest as provided in this Note ("Default"), Holder shall be entitled to receive one (1) share of the Company's Common Stock for every fifty dollars ($50.00) per month for each month that this Note remains in Default.

         5. TRANSFER. This Note shall be transferred on the books of the Company only by the registered Holder hereof or by his or her attorney duly authorized in writing or by delivery to the Company of a duly executed document of assignment. The Company shall be entitled to treat any holder of record of the Note as the Holder-in-Fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the Laws of Colorado.

         6. SECURITY.  This Note is not secured.

         7. INDUCEMENT SHARES. As an inducement for the loan being made to the Company, the Company is issuing to the Holder Twenty Thousand (20,000) shares of Common Stock of the Company (the "Inducement Shares"). Holder represents that the Inducement Shares are being acquired by Holder for investment for his own account and not with a view to, or for the offer for sale or for the sale in connection with, any distribution thereof. Holder covenants and agrees that he shall not sell, assign or otherwise transfer the Inducement Shares other than in transactions which are not in violation of the Securities Act of 1933 and applicable state securities laws. Each stock certificate representing the Inducement Shares shall bear the following legend, unless such legend may be removed in accordance with its terms:

                  THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                  Holder further represents that he has such knowledge and experience in financial and business matters so as to enable Holder to utilize the information made available to him in connection with this transaction in order to evaluate the merits and risks. Holder acknowledges that he can bear the economic risk of its investment.

         8. COMMON STOCK WARRANTS. As an additional inducement for the loan being made to the Company, the Company is issuing to Holder Forty Thousand (40,000) Common Stock Warrants (one warrant for each $2.50 invested), exercisable for a period of five (5) years from the date of this Note, at six ($6.00) dollars per share (see attached FORM of Warrant Certificate).

         9. GOVERNING LAW AND VENUE. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, or, where applicable, the laws of the United States. Holder agrees and consents that any action, suit or proceeding arising out of this Note shall be brought in any appropriate court in the State of Colorado, including the United States District for the District of Colorado, or in any other court having jurisdiction over the subject matter.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal and the Holder agrees to the terms hereof.

COMPANY:

PROFORMANCE RESEARCH ORGANIZATION, INC.

By:      /S/ WILLIAM D. LEARY
         William D. Leary, President

                             HOLDER:

                             WEINER ASSOCIATES PENSION PLAN


                    By:      /S/ JOHN C. WEINER, JR.
                             --------------------------------------------------
                             Name:        John C. Weiner
                             Address:     c/o Vanguard 21st Century-Weiner, Inc.
                                          37 New Orleans Road, Suite H
                                          Hilton Head, SC   29928

                                  Social Security or Taxpayor I.D.:  ###-##-####


Note:

For Warrants and Inducement Shares:  Title in the name of John C. Weiner, Jr.

                             JOHN C. WEINER, JR.

                    By:      /S/ JOHN C. WEINER, JR.


                                      -3-